UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2026

Aureus Greenway Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42507	99-0418678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2995 Remington Boulevard Kissimmee, Florida	34744
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 344-4004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PUSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 14, 2026, the Company issued a press release announcing the change in its Nasdaq trading symbol from “AGH” to “PUSA,” effective May 15, 2026. On May 15, 2026, Nasdaq informed the Company that the effective date for the ticker symbol change would be May 18, 2026. The Company did not issue a corrective press release in response to this communication. A copy of the original press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 14, 2026, Aureus Greenway Holdings Inc. (the “Company”) announced it would change its trading symbol on The Nasdaq Stock Market LLC (“Nasdaq”) from “AGH” to “PUSA,” effective at the opening of trading on May 15, 2026. On May 15, 2026, Nasdaq informed the Company that the effective date for the ticker symbol change would instead be May 18, 2026. The Company’s common stock, par value $0.001 per share (“Common Stock”), will continue to trade on Nasdaq, and no action is required by the Company’s stockholders in connection with the symbol change.

The change in trading symbol is being made in anticipation of the Company’s previously announced proposed business combination with Autonomous Power Corporation, a Delaware corporation doing business as “Powerus” (the “Business Combination”). Upon completion of the proposed Business Combination, the combined company is expected to operate as Powerus Corporation and continue to trade on Nasdaq under the ticker symbol “PUSA,” subject to the satisfaction of customary closing conditions and the receipt of required regulatory approvals. There can be no assurance that the Business Combination will be completed on the anticipated terms or at all.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the change in the Company’s Nasdaq trading symbol, the proposed Business Combination between the Company and Powerus and the anticipated benefits thereof, the expected timing of completion of the proposed Business Combination, the future operation of the combined company as Powerus Corporation, and the continued listing of the combined company’s common stock on Nasdaq under the ticker symbol “PUSA.” Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “plans,” “intends,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” or “continue,” or the negatives of such terms or other comparable terminology. The forward-looking statements are based on current expectations and assumptions believed to be reasonable, but there is no assurance that they will prove to be accurate.

Additional factors which could affect future results of the Company can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. The Company undertakes no obligation to update forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
99.1**	Press Release of the Company dated May 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date: May 18, 2026

Aureus Greenway Holdings Inc.

By:	/s/ Matthew J. Saker
Name:	Matthew J. Saker
Title:	Interim Chief Executive Officer and Director